Exhibit 10.16

                            Revised Exhibit "A"

                 (As Amended and Effective November 30, 1999)

     List of Member Categories and Plans Funded Through the Trust Fund


        Name of Member Category and Plan               Effective Date

Current & Future Retirees - Electric:
        MetLife Life Insurance Benefits                   01/01/36
        Blue Cross Blue Shield of Indiana                 05/01/88
        Anthem Health Plan of Indiana                     01/01/95
        Severance Benefits pursuant to Company            12/01/99
        approved Plan or Arrangement

Current & Future Retirees - Steam:
        MetLife Life Insurance Benefits                   01/01/36
        Blue Cross Blue Shield of Indiana                 05/01/88
        Anthem Health Plan of Indiana                     01/01/95
        Severance Benefits pursuant to Company            12/01/99
        approved Plan or Arrangement

Current & Future Retirees - Non-Utility:
        MetLife Life Insurance Benefits                   01/01/36
        Anthem Health Plan of Indiana                     01/01/95
        Severance Benefits pursuant to Company            12/01/99
        approved Plan or Arrangement